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                                                                    Exhibit 25.1
________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                          _________________________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF

                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  ___________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ________________________________________

                           THE CHASE MANHATTAN BANK

             (Exact name of trustee as specified in its charter)


New York 13-4994650

(State of incorporation (I.R.S. employer

if not a national bank) identification No.)

270 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip Code)

                              William H. McDavid

                                General Counsel

                                270 Park Avenue

                           New York, New York 10017

                              Tel: (212) 270-2611

          (Name, address and telephone number of agent for service)

                       Corporacion Durango, S.A. de C.V.

             (Exact name of obligor as specified in its charter)

United Mexican States none
(State or other jurisdiction of (I.R.S. employer incorporation or organization) identification No.)

Torre Corporativa Durango
Potasio 150, Ciudad Industrial
Durango, Durango 34220
(Address of principal executive offices) (Zip Code

                               % Notes due 2006

                               % Notes due 2008

                             (Title of Securities)


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                                   GENERAL

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

New York State Banking Department, State House, Albany, New York 12110.

Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

Federal Deposit Insurance Corporation, Washington, D.C., 20429.


(b) Whether it is authorized to exercise corporate trust powers.

Yes.


Item 2. Affiliations with the Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to
Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

5. Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8. Not applicable.

9. Not applicable.

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 3rd day of July, 2001.

THE CHASE MANHATTAN BANK

By _____

Item 16. List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to
Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

5. Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8. Not applicable.

9. Not applicable.

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 3rd day of July, 2001.

THE CHASE MANHATTAN BANK

By  /s/ Catherine F. Donohue

                           /s/ Catherine F. Donohue

                            Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2

                     CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank

                 of 270 Park Avenue, New York, New York 10017

                    and Foreign and Domestic Subsidiaries,

                   a member of the Federal Reserve System,

                  at the close of business March 31, 2001, in

        accordance with a call made by the Federal Reserve Bank of this

       District pursuant to the provisions of the Federal Reserve Act.

    Dollar Amounts

ASSETS   in Millions

Cash and balances due from depository institutions:

Noninterest-bearing balances and currency and coin ................. $ 19,899

Interest-bearing balances ..........................................   23,359

Securities:

Held to maturity securities.........................................      531

Available for sale securities.......................................   60,361

Federal funds sold and securities purchased under
agreements to resell ...............................................   50,929

Loans and lease financing receivables:

Loans and leases held for sale......................................    3,311

Loans and leases, net of unearned income............................ $153,867

Less: Allowance for loan and lease losses...........................    2,369

Loans and leases, net of unearned income and allowance .............  151,498

Trading Assets .....................................................   61,673

Premises and fixed assets (including capitalized leases)............    4,387

Other real estate owned ............................................       39

Investments in unconsolidated subsidiaries and associated companies.      429

Customers' liability to this bank on acceptances outstanding .......      291

Intangible assets

Goodwill............................................................    1,839

Other Intangible assets.............................................    3,479

Other assets........................................................   18,598
                                                                       ------

TOTAL ASSETS........................................................ $400,623
                                                                     ========
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                                  LIABILITIES
Deposits

In domestic offices ................................................ $131,214

Noninterest-bearing ................................................  $52,683

Interest-bearing ...................................................   78,531

In foreign offices, Edge and Agreement subsidiaries and IBF's.......  112,394

Noninterest-bearing.................................................  $ 5,045

Interest-bearing ...................................................  107,349

Federal funds purchased and securities sold under
agreements to repurchase............................................   61,321

Trading liabilities.................................................   43,847

Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)...........................   10,309

Bank's liability on acceptances executed and outstanding............      291

Subordinated notes and debentures...................................    6,030

Other liabilities...................................................   12,004

TOTAL LIABILITIES...................................................  377,410

Minority Interest in consolidated subsidiaries......................      126

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................        0

Common stock........................................................    1,211

Surplus (exclude all surplus related to preferred stock)............   12,714

Retained earnings...................................................    9,446

Accumulated other comprehensive income..............................    (284)

Other equity capital components.....................................        0

TOTAL EQUITY CAPITAL ...............................................   23,087

______

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL $400,623

==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

WILLIAM B. HARRISON JR.  )
DOUGLAS A. WARNER III ) DIRECTORS
LAWRENCE A. BOSSIDY )